SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 31, 2008
Date of Report (Date of earliest event reported)

COLLECTIVE BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)

(785) 233-5171
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 31, 2008 Collective Brands, Inc. (the “Company”) announced plans to move the Burnaby, BC headquarters for its Robeez brand to Lexington, MA, to integrate the Robeez business operations into the Stride Rite Children’s Group, Inc.; and to close the Canadian Robeez manufacturing operations and shift product sourcing to the Company's global sourcing team and third party manufacturers.

A copy of the Company’s press release announcing the changes is attached hereto as Exhibit 99.1 and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

EXHIBIT #	DESCRIPTION
99.1	Press Release dated July 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.

Date: July 31, 2008	By:	/s/ Ullrich E. Porzig
Ullrich E. Porzig
Senior Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT #	DESCIPTION
99.1	Press Release dated July 31, 2008